Exhibit 10.44
FOURTH AMENDMENT TO CREDIT AGREEMENT
     This Fourth Amendment to Credit Agreement (this “Fourth Amendment”), dated as of November 18, 2005 (the “Effective Date”), is by and among DELTA PETROLEUM CORPORATION, a Colorado corporation (“Borrower”), JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), and each of the financial institutions a party hereto as Banks (hereinafter collectively referred to as “Banks,” and individually, “Bank”).
W I T N E S S E T H:
     WHEREAS, Borrower, Administrative Agent, JPMorgan Chase Bank, N.A., and the financial institutions party thereto as Banks are parties to that certain Credit Agreement dated as of November 5, 2004 (as heretofore amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, as amended hereby); and
     WHEREAS, Borrower has requested that Banks (i) amend certain terms of the Credit Agreement in certain respects, and (ii) reaffirm a Borrowing Base of $75,000,000 to be effective as of the Effective Date and continuing until the next Redetermination or other adjustment (as provided in the Credit Agreement) of the Borrowing Base thereafter; and
     WHEREAS, subject to and upon the terms and conditions set forth herein, Banks have agreed to Borrower’s requests.
     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Banks hereby agree as follows:
     Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of each condition precedent set forth in hereof, the Credit Agreement is hereby amended effective as of the Effective Date in the manner provided in this .
          1.1 Amendment to Definitions. The definitions of “Loan Papers,” “Permitted Investments” and “Restricted Subsidiary” contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:
     “Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, the Existing Mortgages (as amended by the Assignments and Amendment to Mortgages), the Assignments and Amendments to Mortgages, all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, all Letters of Credit, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.
     “Permitted Investments” means (a) readily marketable direct obligations of the United States of America (or investments in mutual funds or similar funds which invest solely in such obligations), (b) fully insured demand or time deposits and certificates of deposit with maturities of one year or less of any commercial bank operating in the United States having capital and surplus in excess of $500,000,000, (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest ratings categories of Standard and Poor’s Corporation or Moody’s Investors Service, (d) Investments by any Credit Party in a Subsidiary of Borrower that has provided a Facility Guaranty and the Equity of which has been pledged to Administrative Agent pursuant to a Borrower Pledge Agreement or a Subsidiary Pledge Agreement, (e) Investments in Crystal Energy, LLC existing on the Closing Date, (f) Investments in DHS in an aggregate amount outstanding at any time not to exceed $21,000,000 (measured on a cost basis), and (g) other Investments; provided, that, the aggregate amount of all other Investments made pursuant to this clause (g) outstanding at any time shall not exceed $500,000 (measured on a cost basis).
     “Restricted Subsidiary” means, as of the Effective Date (as defined in the Fourth Amendment), DEC and Piper, and shall also mean any other Subsidiary of Borrower which Borrower thereafter designates as a “Restricted Subsidiary;” provided, that, no Subsidiary of Borrower will be a Restricted Subsidiary unless (a) one hundred percent (100%) of its issued and outstanding Equity has been pledged to Administrative Agent to secure the Obligations pursuant to a Borrower Pledge Agreement or a Subsidiary Pledge Agreement, and (b) it has executed a Facility Guaranty.
          1.2 Additional Definition. Section 1.1 of the Credit Agreement shall be amended to add the following definition to such Section:
     “Fourth Amendment” means that certain Fourth Amendment to Credit Agreement dated as of November 18, 2005, among Borrower, Administrative Agent and Banks party thereto.
          1.3 Amendment to Borrowing Base Provision. Section 4.7 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:
     Section 4.7 Borrowing Base As of Fourth Amendment Effective Date. Notwithstanding anything to the contrary contained herein, the Borrowing Base in effect during the period commencing on the Effective Date (as defined in the Fourth Amendment) and ending on the effective date of the first Redetermination or other adjustment (as provided in the Credit Agreement) of the Borrowing Base after such Effective Date shall be $75,000,000.

     Section 2. Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in the Credit Agreement and this Fourth Amendment, and subject to the satisfaction of each condition precedent set for in hereof, Borrower, Administrative Agent and Banks agree that the Borrowing Base in effect for the period from and after the Effective Date until the next Redetermination or other adjustment (as provided in the Credit Agreement) of the Borrowing Base thereafter shall be reaffirmed at $75,000,000. Borrower, Administrative Agent and Banks agree that the Redetermination provided for in this shall not be construed or deemed to be a Special Redetermination for purposes of Section 4.3 of the Credit Agreement.
     Section 3. Release of Castle Guaranty. Borrower has heretofore, in the ordinary course of its business, sold substantially all of the assets of Castle Texas Exploration Limited Partnership (“Castle”) pursuant to the exercise of a preferential purchase right with respect to such assets, and in connection therewith, Borrower (a) desires to dissolve Castle, and (b) requests the release of the Facility Guaranty previously executed and delivered by Castle pursuant to the Second Amendment (the “Castle Guaranty”). In reliance on the representations, warranties, covenants and agreements contained in the Credit Agreement and this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, Banks hereby agree to the release of the Castle Guaranty and the liabilities and obligations of Castle pursuant thereto as of the Effective Date.
     Section 4. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in hereof, the reaffirmation of the Borrowing Base contained in Section 2 hereof, and the agreement of Banks contained in Section 3 hereof, are subject to the satisfaction of each condition precedent set forth in this :
          4.1 No Defaults. After giving effect to the amendments contained in hereof, the reaffirmation of the Borrowing Base contained in Section 2 hereof, and the agreement of Banks contained in Section 3 hereof, no Default, Event of Default or Borrowing Base Deficiency shall exist.
          4.2 Fees and Expenses. Borrower shall have paid (a) all fee and amounts as Borrower shall be required to pay to Administrative Agent and its Affiliates pursuant to any separate agreement between or among Borrower, Administrative Agent and/or its Affiliates, and (b) all reasonable fees and expenses incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Fourth Amendment, including, without limitation, all reasonable fees and expenses of Vinson & Elkins L.L.P., counsel to Administrative Agent.
          4.3 Other Documentation. Administrative Agent shall have received such other documents, instruments and agreements as it or any Bank may reasonably request, all in form and substance reasonably satisfactory to Administrative Agent and Banks.
     Section 5. Representations and Warranties of Borrower. To induce Banks and Administrative Agent to enter into this Fourth Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows:

          5.1 Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this Fourth Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower except Permitted Encumbrances.
          5.2 Validity and Enforceability. This Fourth Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.
          5.3 Accuracy of Representations and Warranties. Each representation and warranty of each Credit Party contained in the Loan Papers is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).
          5.4 Absence of Defaults. After giving effect to the amendments contained in hereof, no Default or Event of Default has occurred which is continuing.
          5.5 No Defense. Borrower has no defense to the payment of, or any counterclaim or rights of set-off with respect to, all or any portion of the Obligations.
     Section 6. Miscellaneous.
          6.1 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect, and are hereby ratified and confirmed. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.
          6.2 Confirmation of Loan Papers and Liens. As a material inducement to Banks to make the agreements and grant the amendments set forth herein, Borrower hereby (a) acknowledges and confirms the continuing existence, validity and effectiveness of the Loan Papers and the Liens granted thereunder, (b) agrees that the execution, delivery and performance of this Fourth Amendment and the consummation of the transaction contemplated hereby shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Papers and Liens, and (c) acknowledges and agrees that the Liens granted under the Loan Papers secure, and after the consummation of the transactions contemplated hereby will continue to secure, the payment and performance of the Obligations as first priority perfected Liens.
          6.3 Parties in Interest. All of the terms and provisions of this Fourth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

          6.4 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Fourth Amendment.
          6.5 Counterparts. This Fourth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fourth Amendment until Borrower and Banks have executed a counterpart. Facsimiles shall be effective as originals.
          6.6 Complete Agreement. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
          6.7 Headings. The headings, captions and arrangements used in this Fourth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fourth Amendment, nor affect the meaning thereof.
          6.8 Effectiveness. This Fourth Amendment shall be effective automatically and without necessity of any further action by Borrower, Administrative Agent or Banks when counterparts hereof have been executed by Borrower, Administrative Agent and Banks, and all conditions to the effectiveness hereof set forth herein and in the Credit Agreement have been satisfied (including, without limitation, all conditions precedent set forth in hereof).
     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.
[Signature pages to follow]

SIGNATURE PAGE TO
FOURTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
DELTA PETROLEUM CORPORATION, AS BORROWER,
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

BORROWER:

DELTA PETROLEUM CORPORATION,
a Colorado corporation

By:	/s/ Kevin K. Nanke

Name:	Kevin K. Nanke

Title:	Chief Financial Officer

     Each of the undersigned (i) consent and agree to this Fourth Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

ACKNOWLEDGED AND AGREED TO BY:

DELTA EXPLORATION COMPANY, INC.,
a Colorado corporation

By:	/s/ Kevin K. Nanke

Name:	Kevin K. Nanke

Title:	Chief Financial Officer

PIPER PETROLEUM COMPANY,
a Colorado corporation

By:	/s/ Kevin K. Nanke

Name:	Kevin K. Nanke

Title:	Chief Executive Officer

[SIGNATURE PAGE]

SIGNATURE PAGE TO
FOURTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
DELTA PETROLEUM CORPORATION, AS BORROWER,
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ J. Scott Fowler

J. Scott Fowler,
Vice President

BANKS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ J. Scott Fowler

J. Scott Fowler,
Vice President
[SIGNATURE PAGE]

SIGNATURE PAGE TO
FOURTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
DELTA PETROLEUM CORPORATION, AS BORROWER,
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

BANK OF OKLAHOMA, N.A.

By:	/s/ Allen Rheem

Allen Rheem,
Vice President
[SIGNATURE PAGE]

SIGNATURE PAGE TO
FOURTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
DELTA PETROLEUM CORPORATION, AS BORROWER,
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Kathryn A. Gaiter

Kathryn A. Gaiter,
Vice President
[SIGNATURE PAGE]

SIGNATURE PAGE TO
FOURTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
DELTA PETROLEUM CORPORATION, AS BORROWER,
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

HIBERNIA NATIONAL BANK

By:	/s/ Nancy G. Moragas

Nancy G. Moragas,
Vice President
[SIGNATURE PAGE]

SIGNATURE PAGE TO
FOURTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
DELTA PETROLEUM CORPORATION, AS BORROWER,
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

COMERICA BANK

By:	/s/ Peter L. Sefzik

Name:	Peter L. Sefzik

Title:	Vice President

[SIGNATURE PAGE]

SIGNATURE PAGE TO
FOURTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
DELTA PETROLEUM CORPORATION, AS BORROWER,
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

BANK OF SCOTLAND

By:	/s/ Karen Weich

Name:	Karen Weich

Title:	Assistant Vice President

[SIGNATURE PAGE]